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                                                                    EXHIBIT 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 26, 2001 included in PeopleSoft, Inc.'s Form 10-K/A for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                                            /s/ Arthur Andersen LLP

San Jose, California
July 2, 2001